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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    September 14, 1996


                             UNITED MAGAZINE COMPANY
             (Exact name of registrant as specified in its charter)


         Ohio                            0-2675                31-0681050
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                     Identification Number)


                 5131 Post Road, Dublin, Ohio                      43017
           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code    (614) 792-0777


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Item 5. Other Events

         On September 14, 1996 United Magazine Company ("UNIMAG") entered into a Stock Transfer and Exchange agreement with George R. Klein News Co.,
Central News Co., and Newspaper Sales, Inc. (collectively "Klein"), and George
R. Klein, the sole shareholder of those companies pursuant to which all of the stock of Klein is to be contributed to Unimag in exchange for common shares of Unimag and Senior and subordinated debentures of Unimag.

         The purchase price of Klein as of August 30, 1996, is estimated at $36,500,000 with 51% of the value being exchanged for shares of Common Stock of UNIMAG and 49% being exchanged for Senior Debentures and Subordinated Debentures. The UNIMAG stock to be issued is estimated at 12,410,000 shares, at $1.50 per share.

         Klein is engaged in the wholesale distribution of magazines and books primarily in Northern Ohio.

Item 7.  Financial Statements and Exhibits.

         The Stock Transfer and Exchange Agreement between UNIMAG and Klein dated September 14, 1996 is attached herein.

         Current audited financials for Klein and pro forma financial information for the Registrant and Klein are not presently available, but will be filed under cover of Form 8-KA on or before November 27, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                            UNITED MAGAZINE COMPANY
                                                 (Registrant)

Date: September 26, 1996                    By:   /s/ Thomas L. Gerlacher
                                              ---------------------------
                                                  Thomas L. Gerlacher
                                                  Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit No.             Description of Exhibit                 Page No.
- -----------             ----------------------                 --------
   2              Stock Transfer and Exchange Agreement
                  among United Magazine Company, The
                  George R. Klein News Co., Central News Co.,
                  Newspaper Sales, Inc. and all of the
                  shareholders of The George R. Klein News Co.,
                  Central News Co., and Newspaper Sales, Inc.,
                  effective August 30, 1996*                       3


- --------------

* The schedules and exhibits to the agreement, which are listed on the following page of this Index, will be furnished to the Commission upon request.
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The following is a listing of Schedules and Exhibits included on the Agreement listed as Exhibit No. 2:

Schedule 1.1       Control Group
Schedule 2.1(b)    Certain Generally Accepted Accounting Principles
Schedule 3.5       Litigation
Schedule 4.1       Qualification as Foreign Corporation
Schedule 4.2       Klein Shareholders
Schedule 4.3       Restrictions on Klein Shares
Schedule 4.5       Consents and Approvals
Schedule 4.7       Undisclosed Liabilities
Schedule 4.8       Absence of Certain Changes
Schedule 4.9       Taxes
Schedule 4.10      Compliance with Law
Schedule 4.11      Proprietary Rights
Schedule 4.12      Restrictive Documents and Laws
Schedule 4.13      Insurance
Schedule 4.14      Bank Accounts
Schedule 4.15      Properties
Schedule 4.17      Legal Proceedings
Schedule 4.18      Employee Benefit Plans (Schedules (a) through (j))
Schedule 4.19      Contracts
Schedule 4.20      Accounts Receivable
Schedule 4.21      Conflicts or Defaults
Schedule 4.23      Employees and Compensation
Schedule 4.24      Labor Relations
Schedule 4.25      Customers and Suppliers
Schedule 4.26      Special Terms to Customers
Schedule 5.2(a)    Employment Arrangements

Exhibit A          Debenture Agreement
Exhibit B          Opinion of Baker & Hostetler
Exhibit C-1        Form of Employment Agreement
Exhibit C-2        Form of Employment Agreement
Exhibit C-3        Form of Employment Agreement
Exhibit D          Opinion of Counsel to Klein
Exhibit E          Document Escrow Agreement